UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22784

BNY Mellon Municipal Bond Infrastructure Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/28(9)
Date of reporting period:	08/31/19

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

SEMIANNUAL REPORT August 31, 2019

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Municipal Bond Infrastructure Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Municipal Bond Infrastructure Fund, Inc., covering the six-month period from March 1, 2019 through August 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equity markets experienced a rally during the first several months of 2019, which was a welcome reprieve after the volatility experienced in the fourth quarter of 2018. The recovery was stoked by comments made by the U.S. Federal Reserve (the “Fed”), indicating its willingness to slow the pace of interest-rate increases. In May, escalating trade tensions disrupted equity market progress, causing stock prices to pull back. The dip was short-lived, as markets rose once again in June. However, despite supportive central bank policies, recurring trade disputes and concerns over slowing global growth contributed to pockets of equity volatility in July and August.

Fixed-income indices generally rose during the six months. During its May meeting, the Fed reiterated its patient stance regarding future interest-rate hikes and its willingness to take action to support economic growth rates. At the end of July, the Fed cut the federal funds rate by 25 basis points. Supportive policies from the Fed as well as other global central banks, coupled with high demand for fixed-income instruments throughout much of the six months, led to strong bond market returns.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
September 16, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2019 through August 31, 2019, as provided by Daniel Rabasco and Jeffrey Burger, portfolio managers

Market and Fund Performance Overview

For the six-month period ended August 31, 2019, BNY Mellon Municipal Bond Infrastructure Fund, Inc. (formerly, Dreyfus Municipal Bond Infrastructure Fund) achieved a total return of 9.01% on a net-asset-value basis and a total return of 15.73% on a market basis.1 Over the same period, the fund provided aggregate income dividends of $0.3180 per share, which reflects an annualized distribution rate of 4.44%.2

Municipal bonds produced positive total returns due to favorable supply-and-demand dynamics and a risk-off investment environment. The fund continued to produce competitive levels of current income through an emphasis on longer-term and lower-rated municipal bonds.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The fund’s portfolio is composed principally of investments that finance the development, support or improvement of America’s infrastructure.

Under normal circumstances, the fund pursues its investment objective by investing at least 80% of its Managed Assets3 in municipal bonds issued to finance infrastructure sectors and projects in the United States. Also, under normal circumstances, the fund will invest at least 50% of its Managed Assets in municipal bonds that, at the time of investment, are rated investment grade, meaning that up to 50% of Managed Assets can be invested in below-investment-grade municipal bonds. Projects in which the fund may invest include (but are not limited to) those in the transportation, energy and utilities, social infrastructure, and water and environmental sectors. We focus on identifying undervalued sectors and securities and we minimize the use of interest-rate forecasting. We select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

The fund employs leverage by issuing preferred stock and participating in tender-option bond programs. The use of leverage can magnify gain and loss potential depending on market conditions.

A “Flight to Quality” and Tax-Reform Impact Drove Municipal Bonds

A variety of factors contributed to the market’s performance during the reporting period. Late in 2018, as the U.S. economy appeared to be slowing, investors grew concerned that the U.S. Federal Reserve (the “Fed”) was too hawkish. This led to volatility in capital markets and a “flight to quality” that caused Treasury yields to fall and benefited the municipal bond market. The Fed followed this shift in stance with a quarter-point reduction in the federal funds rate in July 2019.

Interest rates generally declined across the yield curve, but bonds with maturities of five to ten years outperformed those with longer and shorter maturities. As investors weighed the extra yield against the higher volatility of longer-dated issues, they increasingly opted for intermediate bonds, leading to outperformance.

Relative to Treasuries, the municipal bond market underperformed, but the municipal bond yield curve flattened over the reporting period. Credit spreads also tightened during the reporting period, with lower-quality issues outperforming those of higher quality.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Municipal bonds benefited from favorable supply-and-demand dynamics. New issuance growth was modestly positive but roughly in line with the same period in 2018. Demand was strong, responding to volatility in other markets, while investors in high-tax states responded to the impact of a cap on the federal deductibility of state and local taxes and took particular interest in the municipal bond market.

Generally, fundamentals in the municipal bond market remained healthy. Steady economic growth boosted tax revenues, fiscal balances and “rainy day” funds, though some of this improvement resulted from a one-time acceleration of tax payments after the tax-reform law was enacted. Pension funding also improved, though it remains a long-term concern.

Curve Positioning Boosted Fund Results

The fund’s performance was driven by yield curve positioning, asset allocation and security selection. Longer-duration issues accounted for much of the performance, and the fund’s overweight position in revenue bonds also benefited returns somewhat. Selections in the education, industrial and health care segments performed especially well.

Although disappointments proved relatively mild during the reporting period, tobacco-backed bonds lagged market averages and were the primary detractor. The drag on performance by tobacco bonds, however, was more than offset by positive selections in other segments. The fund kept the amount of leverage it employed unchanged during the period. The fund also did not employ derivatives during the period.

A Constructive Investment Posture

We anticipate that economic growth will slow modestly, and that the Fed cuts short-term interest rates again before the end of 2019, but we believe inflation is likely to remain in check. Fundamentals are healthy among issuers, and they are largely prepared for any economic slowdown. But we expect supply-and-demand dynamics to become less supportive in the short term, as coupon payments and maturing bonds are less common late in the year, resulting in less reinvestment activity.

We expect to maintain the fund’s current duration as well as the current level of leverage. We will continue to focus on attractive income opportunities, especially those revenue bonds issued for infrastructure purposes that provide attractive incremental yield and the potential for either price appreciation or spread tightening. We will continue to monitor state and local government finances and pension-funding progress as it relates to the fund’s modest exposure to the state and local general obligation sector.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax for certain investors. Capital gains, if any, are fully taxable.

2 Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, annualized, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 “Managed Assets” of the fund means the fund’s total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, prices of investment-grade bonds are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit and liquidity risk and are considered speculative in terms of the issuer’s perceived ability to pay interest on a timely basis and to repay principal upon maturity. Unlike investment-grade bonds, prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

STATEMENT OF INVESTMENTS

August 31, 2019 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .6%
Collateralized Municipal-Backed Securities - .6%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificate, Revenue Bonds, Ser. M-048 (cost $1,510,890)	3.15	1/15/2036	1,500,000		1,651,230

Long-Term Municipal Investments - 146.6%
Alabama - 2.5%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	5.75	6/1/2045	1,500,000		1,693,350
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	6.00	6/1/2050	2,350,000		2,680,269
Jefferson County, Revenue Bonds, Refunding, Ser. F	0/7.90	10/1/2050	2,500,000	[a]	2,413,900
				6,787,519
Arizona - 5.1%
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School)	6.00	7/1/2052	2,000,000	[b]	2,303,380
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	5,000,000		6,936,950
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects)	5.00	7/1/2045	2,000,000	[b]	2,150,200
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2047	1,390,000	[b]	1,438,372
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2052	1,000,000	[b]	1,033,460
				13,862,362
California - 12.0%
California Public Finance Authority, Revenue Bonds, Ser. A	5.00	7/1/2032	725,000	[b]	797,130

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 146.6% (continued)
California - 12.0% (continued)
California Statewide Communities Development Authority, Revenue Bonds (California Baptist University) Ser. A	6.38	11/1/2043	2,035,000		2,373,421
California Statewide Communities Development Authority, Revenue Bonds, Refunding (California Baptist University) Ser. A	5.00	11/1/2041	1,875,000	[b]	2,196,300
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2047	2,500,000		2,564,150
Long Beach Bond Finance Authority, Revenue Bonds, Ser. A	5.50	11/15/2037	5,000,000		7,246,500
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2044	3,250,000		3,638,082
San Buenaventura, Revenue Bonds (Community Memorial Health System)	7.50	12/1/2041	2,500,000		2,798,700
Tender Option Bond Trust Receipts (Series 2019-XF2838), (San Francisco California City & County Airports Community International Airport, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 4.00	4.00	5/1/2050	4,410,000	[b,c,d]	4,954,962
University of California Regents Medical Center, Revenue Bonds, Refunding, Ser. J	5.00	5/15/2043	5,000,000		5,600,050
				32,169,295
Colorado - 5.5%
Colorado Health Facilities Authority, Revenue Bonds (Sisters of Charity of Leavenworth Health System) Ser. A	5.00	1/1/2044	2,500,000		2,817,300
Denver City & County Airport System, Revenue Bonds, Ser. A	5.25	11/15/2043	5,000,000		5,663,400
Dominion Water & Sanitation District, Revenue Bonds	6.00	12/1/2046	1,910,000		2,057,662
Sterling Ranch Community Authority Board, Revenue Bonds, Ser. A	5.00	12/1/2038	1,500,000		1,570,200

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 146.6% (continued)
Colorado - 5.5% (continued)
Tender Option Bond Trust Receipts (Series 2019-XM0767), (Colorado Health Facilities Authority, Revenue Bonds (CommonSpirit Health)) Recourse, Underlying Coupon Rate (%) 4.00	9.08	8/1/2049	2,465,000	[b,c,d]	2,796,535
				14,905,097
District of Columbia - .7%
Columbia, Revenue Bonds, Refunding (KIPP Charter School)	6.00	7/1/2023	1,700,000	[e]	2,013,259
Florida - 4.1%
Davie, Revenue Bonds (Nova Southeastern University Project) Ser. A	5.63	4/1/2043	4,805,000		5,339,700
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Ringling College Project)	5.00	3/1/2049	2,000,000		2,398,020
Pinellas County Industrial Development Authority, Revenue Bonds (Foundation for Global Understanding Inc.)	5.00	7/1/2039	1,000,000		1,179,310
Tender Option Bond Trust Receipts (Series 2019-XF0813), (Fort Myers Florida Utility, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 4.00	4.00	10/1/2049	1,790,000	[b,c,d]	2,018,056
				10,935,086
Georgia - 2.6%
Fulton County Development Authority, Revenue Bonds (WellStar Health System Group) Ser. A	5.00	4/1/2042	1,250,000		1,486,500
Gainesville & Hall County Development Authority, Revenue Bonds, Refunding (Riverside Military Academy)	5.00	3/1/2037	1,000,000		1,130,370
Tender Option Bond Trust Receipts (Series 2019-XM0766), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta)) Recourse, Underlying Coupon Rate (%) 4.00	9.59	7/1/2049	3,790,000	[b,c,d]	4,295,258
				6,912,128
Illinois - 14.3%
Chicago, GO, Refunding, Ser. A	6.00	1/1/2038	2,500,000		3,001,100
Chicago, GO, Ser. A	5.50	1/1/2049	2,000,000		2,375,340

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 146.6% (continued)
Illinois - 14.3% (continued)
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2035	1,500,000		1,731,630
Chicago O'Hare International Airport, Revenue Bonds	5.75	1/1/2043	3,750,000		4,246,762
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	2,500,000		3,017,575
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	1,500,000		1,787,910
Illinois, GO, Ser. C	5.00	11/1/2029	2,600,000		3,031,652
Illinois, GO, Ser. D	5.00	11/1/2026	3,500,000		4,058,425
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[f]	1,473,800
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project) Ser. A	5.00	6/15/2053	2,500,000		2,747,350
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	11.27	10/1/2040	7,000,000	[b,c,d]	8,219,697
University of Illinois, Revenue Bonds, Ser. A	5.00	4/1/2044	2,500,000		2,808,750
				38,499,991
Indiana - 5.3%
Indiana Finance Authority, Revenue Bonds (Baptist Homes of Indiana Senior Living) Ser. A	6.00	11/15/2041	3,500,000		4,018,420
Indiana Finance Authority, Revenue Bonds (Ohio River Bridges East End Crossing Project) Ser. A	5.00	7/1/2040	5,000,000		5,519,350
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric Corp.) Ser. A	5.00	6/1/2032	2,750,000		2,895,090
Indiana Finance Authority, Revenue Bonds (Parkview Health System Obligated Group) Ser. A	5.00	11/1/2043	1,500,000		1,841,850
				14,274,710
Iowa - 2.9%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.25	12/1/2025	7,000,000		7,678,160

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 146.6% (continued)
Kansas - .8%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. A	5.25	11/15/2053	1,000,000		1,067,430
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. B	4.00	11/15/2025	1,000,000		1,053,240
				2,120,670
Kentucky - .4%
Christian County, Revenue Bonds, Refunding (Jennie Stuart Medical Center Obligated Group)	5.50	2/1/2044	1,000,000		1,137,360
Louisiana - .8%
Louisiana Public Facilities Authority, Revenue Bonds (Impala Warehousing LLC Project)	6.50	7/1/2036	2,000,000	[b]	2,217,480
Maryland - .4%
Rockville, Revenue Bonds (Ingleside At King Farm Project) Ser. B	5.00	11/1/2047	1,000,000		1,120,100
Massachusetts - 2.5%
Massachusetts Development Finance Agency, Revenue Bonds (North Hill Communities) Ser. A	6.50	11/15/2023	2,000,000	[b,e]	2,432,580
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/2057	1,000,000	[b]	1,105,820
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2034	1,550,000		1,941,763
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	900,000		1,140,570
				6,620,733
Michigan - 9.3%
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	2,250,000		2,582,100
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Group)	5.00	12/1/2039	4,990,000		5,360,507
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Group)	5.00	12/1/2021	10,000	[e]	10,859
Michigan State Building Authority, Revenue Bonds, Refunding (State of Michigan)	4.00	4/15/2054	2,500,000		2,822,875

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 146.6% (continued)
Michigan - 9.3% (continued)
Michigan State Housing Development Authority, Revenue Bonds, Ser. A	3.35	12/1/2034	2,500,000		2,689,950
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Refunding, Ser. C	0.00	6/1/2058	41,200,000	[f]	1,320,048
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Ser. A	6.00	6/1/2034	5,000,000		5,025,100
Tender Option Bond Trust Receipts (Series 2019-XF2837), (Michigan State Finance Authority, Revenue Bonds (Henry Ford Health System)) Recourse, Underlying Coupon Rate (%) 4.00	9.19	11/15/2050	3,320,000	[b,c,d]	3,694,313
Wayne County Airport Authority, Revenue Bonds (Detroit Metropolitan Wayne County Airport) (Insured; Build America Mutual) Ser. B	5.00	12/1/2039	1,250,000		1,444,825
				24,950,577
Minnesota - .9%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	2,000,000		2,346,680
Missouri - 1.6%
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Louis College of Pharmacy)	5.50	5/1/2043	2,000,000		2,186,940
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.25	9/1/2053	1,000,000		1,147,650
St. Louis County Industrial Development Authority, Revenue Bonds, Refunding (Friendship Village Sunset Hills)	5.00	9/1/2042	1,000,000		1,063,600
				4,398,190
Nevada - .4%
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	1,000,000		1,095,830
New Jersey - 6.8%
New Jersey Economic Development Authority, Revenue Bonds (Continental Airlines Inc. Project)	5.13	9/15/2023	2,500,000		2,710,025

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 146.6% (continued)
New Jersey - 6.8% (continued)
New Jersey Economic Development Authority, Revenue Bonds (Continental Airlines Inc. Project)	5.25	9/15/2029	4,500,000		4,969,440
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.38	1/1/2043	2,500,000		2,824,575
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. WW	5.25	6/15/2040	2,000,000		2,283,340
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	2,500,000		2,933,175
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	4/1/2024	1,320,000		1,443,143
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,000,000		1,174,040
				18,337,738
New York - 14.5%
New York City Industrial Development Agency, Revenue Bonds (Queens Baseball Stadium Project) (Insured; American Municipal Bond Assurance Corp.)	5.00	1/1/2036	8,000,000		8,022,160
New York Counties Tobacco Trust V, Revenue Bonds, Ser. S2	0.00	6/1/2050	7,825,000	[f]	1,207,632
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	3,500,000	[b]	3,887,765
New York State Dormitory Authority, Revenue Bonds (St. John's University) Ser. A	5.00	7/1/2044	2,000,000		2,227,280
Niagara Area Development Corp., Revenue Bonds, Refunding (Convanta Holding Project) Ser. A	4.75	11/1/2042	2,000,000	[b]	2,129,240
Tender Option Bond Trust Receipts (Series 2017-XF2419), (Metropolitan Transportation Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	11.31	11/15/2038	15,000,000	[b,c,d]	16,731,112

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 146.6% (continued)
New York - 14.5% (continued)
Tender Option Bond Trust Receipts (Series 2019-XM0771), (Metropolitan Transportation Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)) Non-recourse, Underlying Coupon Rate (%) 4.00	4.00	11/15/2048	3,670,000	[b,c,d]	4,207,234
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2048	585,000		580,262
				38,992,685
Ohio - 6.6%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Ser. A3	6.25	6/1/2037	7,000,000		7,218,050
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.25	2/15/2047	2,500,000		2,914,025
Muskingum County, Revenue Bonds (Genesis HealthCare System Obligated Group Project)	5.00	2/15/2044	7,000,000		7,553,140
				17,685,215
Oklahoma - .6%
Tulsa County Industrial Authority, Revenue Bonds, Refunding (Montereau Inc. Project)	5.25	11/15/2045	1,500,000		1,713,525
Pennsylvania - 11.9%
Allentown City School District, GO, Refunding (Insured; Build American Mutual) Ser. B	5.00	2/1/2032	1,455,000		1,846,250
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds (City Center Project)	5.00	5/1/2042	1,000,000	[b]	1,127,150
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2042	1,500,000		1,629,525
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2037	4,000,000		4,371,920
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Thomas Jefferson University) Ser. A	5.00	9/1/2045	3,000,000		3,456,690
Pennsylvania Turnpike Commission, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	12/1/2042	5,000,000		5,444,850

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 146.6% (continued)
Pennsylvania - 11.9% (continued)
Tender Option Bond Trust Receipts (Series 2017-XF1060), (Pennsylvania State Turnpike Commission, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	9.06	12/1/2042	13,000,000	[b,c,d]	14,090,932
				31,967,317
South Carolina - 2.8%
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (The Lutheran Homes of South Carolina, Inc.)	5.13	5/1/2048	1,750,000		1,830,238
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper Project) Ser. B	5.13	12/1/2043	5,000,000		5,609,400
				7,439,638
Texas - 16.0%
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2041	2,500,000		2,717,125
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	1,500,000		1,711,275
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) Ser. A	5.75	8/15/2045	2,500,000		2,762,875
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) Ser. D	6.13	8/15/2048	3,500,000		3,945,305
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,500,000	[b]	1,621,875
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds (NCCD-College Station Properties) Ser. A	5.00	7/1/2035	500,000		475,210
North Texas Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	5.13	6/1/2022	3,000,000	[e]	3,311,430
Tender Option Bond Trust Receipts (Series 2016-XM0374), (Tarrant County Cultural Education Facilities Finance Corporation, Revenue Bonds (Baylor Health Care System Project)) Non-recourse, Underlying Coupon Rate (%) 5.00	11.20	11/15/2038	7,410,000	[b,c,d]	8,232,303

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 146.6% (continued)
Texas - 16.0% (continued)
Tender Option Bond Trust Receipts (Series 2017-XF1061), (Dallas Fort Worth International Airport, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	11.07	11/1/2045	15,000,000	[b,c,d] 15,944,062
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	2,000,000	2,371,700
				43,093,160
U.S. Related - 1.9%
Guam Waterworks Authority, Revenue Bonds	5.50	7/1/2043	3,000,000	3,324,240
Puerto Rico, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2035	1,750,000	1,841,788
				5,166,028
Utah - .6%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy Inc.) Ser. A	5.00	4/15/2039	1,400,000	1,741,208
Virginia - 5.5%
Norfolk Redevelopment & Housing Authority, Revenue Bonds (Fort Norfolk Retirement Community) Ser. A	5.00	1/1/2049	1,000,000	1,088,140
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes LLC Project)	5.00	1/1/2040	7,640,000	8,177,780
Virginia Small Business Financing Authority, Revenue Bonds (Elizabeth River Crossing Opco, LLC Project)	5.50	1/1/2042	5,000,000	5,468,100
				14,734,020
Washington - 2.5%
Port of Seattle, Revenue Bonds	4.00	4/1/2044	1,000,000	1,127,860
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence Health & Services) Ser. A	5.00	10/1/2042	5,000,000	5,484,650
				6,612,510
Wisconsin - 4.8%
Public Finance Authority, Revenue Bonds, Refunding (Transportation Infrastructure Properties, LLC Obligated Group)	5.00	7/1/2042	5,000,000	5,370,850

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 146.6% (continued)
Wisconsin - 4.8% (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Sauk-Prairie Memorial Hospital, Inc. Project) Ser. A	5.38	2/1/2048	2,000,000	2,066,120
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Aurora Health Care, Inc.) Ser. A	5.25	4/15/2023	2,000,000	[e] 2,295,560
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Beaver Dam Community Hospitals, Inc.) Ser. A	5.25	8/15/2034	3,000,000	3,285,750
				13,018,280
Total Long-Term Municipal Investments (cost $357,206,736)			394,546,551
	Annualized Yield (%)
Short-Term Investments - .1%
U.S. Treaury
U.S. Treasury Bills (cost $179,375)	1.87	11/7/2019	180,000	[g] 179,368
Total Investments (cost $358,897,001)			147.3%	396,377,149
Liabilities, Less Cash and Receivables			(19.4%)	(52,254,467)
VMTPS, at liquidation value			(27.9%)	(75,000,000)
Net Assets Applicable to Common Shareholders			100.0%	269,122,682

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $109,625,216 or 40.73% of net assets.

c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

g Security is a discount security. Income is recognized through the accretion of discount.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Medical	24.1
Transportation	21.7
Education	20.1
General	15.9
Development	14.9
Airport	13.1
Nursing Homes	7.3
Tobacco Settlement	6.7
General Obligation	6.0
Prerefunded	3.7
Utilities	3.5
Water	3.4
Power	2.1
Single Family Housing	1.5
School District	1.3
Facilities	.8
Multifamily Housing	.6
Housing	.5
Government	.1
147.3

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EURIBOR	Euro Interbank Offered Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFRRATE	Secured Overnight Financing Rate	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF FUTURES
August 31, 2019 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury Ultra Long Bond	54	12/19	10,767,734	10,661,625	106,109
Gross Unrealized Appreciation				106,109

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	358,897,001	396,377,149
Cash		1,198,557
Receivable for investment securities sold		7,283,607
Interest receivable		4,264,689
Cash collateral held by broker—Note 3		226,800
Prepaid expenses		37,484
		409,388,286
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		220,562
Payable for floating rate notes issued—Note 3		56,425,000
Payable for investment securities purchased		7,267,330
Dividends payable to Common Shareholders		974,245
Interest and expense payable related to floating rate notes issued—Note 3		302,766
Payable for futures variation margin—Note 3		11,813
Directors fees and expenses payable		4,269
Other accrued expenses		59,619
		65,265,604
VMTPS, $.001 par value per share (750 shares issued and outstanding at $100,000 per share liquidation value)—Note 1		75,000,000
Net Assets Applicable to Common Shareholders ($)		269,122,682
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (18,381,981 shares issued and outstanding)		18,382
Paid-in capital		262,292,646
Total distributable earnings (loss)		6,811,654
Net Assets Applicable to Common Shareholders ($)		269,122,682

Shares Outstanding
(250 million shares of $.001 par value Common Stock authorized)	18,381,981
Net Asset Value Per Share of Common Stock ($)	14.64

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended August 31, 2019 (Unaudited)

Investment Income ($):
Interest Income	8,706,876
Expenses:
Management fee—Note 2(a)	1,239,043
VMTPS interest expense and fees—Note 1(f)	949,468
Interest and expense related to floating rate notes issued—Note 3	498,506
Professional fees	54,021
Directors’ fees and expenses—Note 2(c)	41,670
Shareholders’ reports	16,917
Shareholder servicing costs	6,676
Redemption and paying agent fees—Note 2(b)	3,975
Registration fees	3,958
Custodian fees—Note 2(b)	2,800
Miscellaneous	25,423
Total Expenses	2,842,457
Investment Income—Net	5,864,419
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	1,106,900
Net realized gain (loss) on futures	(298,545)
Net Realized Gain (Loss)	808,355
Net change in unrealized appreciation (depreciation) on investments	15,521,612
Net change in unrealized appreciation (depreciation) on futures	106,109
Net Change in Unrealized Appreciation (Depreciation)	15,627,721
Net Realized and Unrealized Gain (Loss) on Investments	16,436,076
Net Increase in Net Assets Resulting from Operations	22,300,495

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended August 31, 2019 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(52,102,987)
Proceeds from sales of portfolio securities	48,943,675
Net proceeds for sales of short-term securities	(14,549,267)
Interest received	22,927,703
Paid to BNY Mellon Investment Adviser, Inc.	(1,208,812)
Operating expenses paid	(232,733)
Net Unrealized and Realized Gain (Loss) on futures†	(180,623)
Net Cash Provided by Operating Activities		3,596,956
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(5,845,470)
Interest and expense related to floating
rate notes issued paid	(488,093)
VMTPS interest expense paid	(949,468)
Net Cash Provided in Financing Activities		(7,283,031)
Net Increase (Decrease) in cash		(3,686,075)
Cash at beginning of period		5,111,432
Cash at end of period††		1,425,357
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		22,300,495
Adjustments to reconcile net increase in net assets
applicable to Common Shareholder resulting from
operations to net cash provided by operating activities ($):
Increase in investments in securities at cost		(12,219,098)
Increase in interest receivable		(155,645)
Increase in Receivable for Investment securities sold		(7,283,607)
Increase in prepaid expenses		(34,582)
Increase in BNY Mellon Investment Adviser, Inc. and affiliates		30,231
Increase in payable for investment securities purchased		715,201
Net change in unrealized appreciation (depreciation) on futures†		117,922
Increase in payable for floating rate notes issued		14,370,000
Interest and expense related to floating rate notes issued		498,506
VMTPS interest expense and fees		949,468
Decrease in Directors fees and expense payable		(3,539)
Decrease in commissions payable and accrued expenses		(39,172)
Net change in unrealized appreciation on investments		(15,627,721)
Net amortization of premiums on investments		(21,503)
Net Cash Provided by Operating Activities		3,596,956

† Includes change in variation margin from begining of period.
†† Includes deposits held as collateral by broker.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
Operations ($):
Investment income—net	5,864,419	12,125,791
Net realized gain (loss) on investments	808,355	1,298,378
Net change in unrealized appreciation (depreciation) on investments	15,627,721	(5,631,353)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	22,300,495	7,792,816
Distributions ($):
Distributions to Common Shareholders	(5,845,470)	(11,690,940)
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	16,455,025	(3,898,124)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	252,667,657	256,565,781
End of Period	269,122,682	252,667,657

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and with respect to common stock, market price data for the fund’s common shares.

	Six Months Ended
	August 31, 2019		Year Ended February 28/29,
	(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.75		13.96	13.68	14.04	13.85	12.42
Investment Operations:
Investment income—net[a]	.32		.66	.69	.68	.71	.73
Net realized and unrealized gain (loss) on investments	.89		(.23)	.23	(.33)	.23	1.45
Total from Investment Operations	1.21		.43	.92	.35	.94	2.18
Distributions to Common Shareholders:
Dividends from investment income—net	(.32)		(.64)	(.64)	(.71)	(.75)	(.75)
Net asset value, end of period	14.64		13.75	13.96	13.68	14.04	13.85
Market value, end of period	14.32		12.67	12.29	12.68	12.86	12.80
Total Return (%)[b]	15.73	[c]	8.49	1.78	3.97	6.81	20.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.17	[d]	2.19	2.02	1.85	1.67	1.67
Ratio of net expenses to average net assets	2.17	[d]	2.19	2.02	1.85	1.67	1.67
Ratio of interest and expense related to floating rate notes issued and VMTPS interest expense and fees to average net assets	1.10	[d]	1.07	.90	.70	.53	.54
Ratio of net investment income to average net assets	4.47	[d]	4.76	4.89	4.79	5.19	5.45
Portfolio Turnover Rate	15.82	[c]	21.46	9.77	9.72	8.38	12.81
Asset coverage of VMTPS, end of period	459		437	442	435	444	439
Net Assets, Applicable to Common Shareholders, end of period ($ x 1,000)	269,123		252,668	256,566	251,488	258,102	254,585
VMTPS outstanding, end of period ($ x 1,000)	75,000		75,000	75,000	75,000	75,000	75,000
Floating Rate Notes outstanding ($ x 1,000)	56,425		42,055	42,055	42,055	36,805	36,805

a Based on average common shares outstanding.

b Calculated based on market value.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified closed-end management investment company. The fund’s investment objective is to seek to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DMB.

Effective June 3, 2019, the fund changed its name from Dreyfus Municipal Bond Infrastructure Fund, Inc. to BNY Mellon Municipal Bond Infrastructure Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”

The fund has outstanding 750 shares of VMTPS, with a liquidation preference of $100,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) and a stated mandatory redemption date of February 1, 2021, which are not registered under the Act. The fund is subject to a Redemption and Paying Agent Agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, with respect to the VMTPS.

The fund is subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of VMTPS at liquidation value. Thus, redemptions of VMTPS may be deemed to be outside of the control of the fund. In addition, the VMTPS have a mandatory redemption date of February 1, 2021. The fund will have the right to request that the holders of 100% of the aggregate outstanding amount of the VMTPS, in their sole and absolute discretion, extend the term of the Term Redemption Date for an additional 364 day period.

The holders of VMTPS, voting as a separate class, have the right to elect at least two directors. The holders of VMTPS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors

(the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of VMTPS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Collateralized Municipal-Backed Securities	-	1,651,230	-	1,651,230
Municipal Securities	-	394,546,551	-	394,546,551
U.S. Treasury Securities	-	179,368	-	179,368
Other Financial Instruments:
Futures††	106,109	-	-	106,109
Liabilities ($)
Floating Rate Notes†††	-	(56,425,000)	-	(56,425,000)
VMTPS†††	-	(75,000,000)	-	(75,000,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

††† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to Common shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

determined in accordance with income tax regulations, which may differ from GAAP.

Common shareholders will have their distributions reinvested in additional shares of the fund, unless such Common shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On August 2, 2019, the Board declared a cash dividend of $.0530 per share from investment income-net, payable on September 3, 2019 to Common Shareholders of record as of the close of business on August 19, 2019. The ex-dividend date was August 16, 2019.

(d) Dividends and distributions to shareholders of VMTPS: Dividends on VMTPS are normally declared daily and paid monthly. The Applicable Rate is equal to the rate per annum that results from the sum of the (a) Applicable Base Rate and (b) Ratings Spread as determined pursuant to the Applicable Rate Determination for the VMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period. The Applicable Rate of the VMTPS was equal to the sum of .95% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of 1.35% on August 29, 2019. The dividend rate as of August 31, 2019 for the VMTPS was 2.30%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended February 28, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $33,421,924 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to February 28, 2019. The fund has $31,229,492 of short-term capital losses and $2,192,432 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2019 was as follows: tax-exempt income $11,644,558 and ordinary income $46,382. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) VMTPS: The fund’s VMTPS aggregate liquidation preference is shown as a liability, if any, since they have stated mandatory redemption date of February 1, 2021. Dividends paid to VMTPS are treated as interest expense and recorded on the accrual basis. Costs directly related to the issuance of the VMTPS are considered debt issuance costs which have been fully amortized into the expense over the life of the VMTPS.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended August 31, 2019.

NOTE 2—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .65% of the value of the fund’s daily total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities (the “Managed Assets”) and is payable monthly.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at the annual rate of .27% of the value of the fund’s average daily Managed Assets.

(b) The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended August 31, 2019, the fund was charged $2,800 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a Redemption and Paying Agent Agreement for providing certain transfer agency and payment services with respect to the VMTPS for the fund. During the period ended August 31, 2019, the fund was charged $3,975 for the services provided by the Redemption and Paying Agent.

During the period ended August 31, 2019, the fund was charged $3,462 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $215,248, custodian fees $3,300, Redemption and Paying Agent fees $663 and Chief Compliance Officer fees $1,351.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2019, amounted to $52,818,188 and $56,227,282, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2019 was approximately $42,590,142, with a related weighted average annualized interest rate of 2.32%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended August 31, 2019 is discussed below.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at August 31, 2019 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2019:

Average Market Value ($)
Interest rate futures	2,933,357

VMTPS: The average amount of borrowings outstanding for the VMTPS during the period ended August 31, 2019 was approximately $75,000,000, with a related weighted average annualized interest rate of 2.52%.

At August 31, 2019, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $37,586,257, consisting of $38,170,759 gross unrealized appreciation and $584,502 gross unrealized depreciation.

At August 31, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PROXY RESULTS (Unaudited)

Common Shareholders and holders of VMTPS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on August 6, 2019.

	Shares
	For	Authority Withheld
To elect three Class II Directors:†
J. Charles Cardona	16,072,107	1,284,584
Robin A. Melvin	16,108,602	1,248,089
Nathan Leventhal††	750	-

† The terms of these Directors expire in 2022.

†† Elected solely by VMTPS holders; Common Shareholders not entitled to vote.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 23-24, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. Representatives of the Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was above the Performance Group and Performance Universe medians for all periods, except for the one-year period when it was below the Performance Group and Performance Universe medians, and, on a market price basis, the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods.

The Board also considered that, on a net asset value basis, the fund’s yield performance was below the Performance Group and Performance Universe medians for all six one-year periods ended May 31st, except for the most recent one-year period when it was above the Performance Group median and, on a market price basis, was above the Performance Group median for three of the six one-year periods and below the Performance Universe median for all six one-year periods ended May 31st. The Board considered the relative proximity of the fund’s yield performance, on both a net asset value basis and market price basis, to the Performance Group and/or Performance Universe medians in certain periods when the yield performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns (on a net asset value basis) to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in four of the five calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that, based on common assets alone, the fund’s contractual management fee was above the Expense Group median and, on both a net asset value basis and market price basis, the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s total return performance and generally was satisfied with the fund’s yield performance on a market price basis compared to that of the funds in the Performance Group.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

NOTES

NOTES

NOTES

OFFICERS AND DIRECTORS
BNY Mellon Municipal Bond Infrastructure Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Svagna
J. Charles Cardona	Chief Compliance Officer
Gordon J. Davis†	Joseph W. Connolly
Andrew J. Donohue
Isabel P. Dunst	Portfolio Managers
Nathan Leventhal††	Jeffrey Burger
Robin A. Melvin	Thomas C. Casey
Roslyn M. Watson	Daniel A. Rabasco
Benaree Pratt Wiley††
† Interested Board Member	Adviser
†† Elected by holders of VMTPS	BNY Mellon Investment Adviser, Inc.
Officers	Custodian
President	The Bank of New York Mellon
Bradley J. Skapyak	Counsel
Chief Legal Officer	Proskauer Rose LLP
Bennett A. MacDougall	Transfer Agent,
Vice President and Secretary	Dividend Disbursing Agent
James Bitetto	and Registrar
Vice Presidents and Assistant Secretaries	Computershare Inc.
Sonalee Cross	(Common Stock)
Deirdre Cunnane	The Bank of New York Mellon
Sarah S. Kelleher	(VMTP Shares)
Jeff Prusnofsky	Stock Exchange Listing
Peter M. Sullivan	NYSE Symbol: DMB
Natalya Zelensky	Initial SEC Effective Date
Treasurer	4/26/13
James Windels
Assistant Treasurers
Gavin C. Reilly
Robert S. Robol
Robert Salviolo

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Municipal Bond Infrastructure Fund, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)
Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)
Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DMB

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonfundsim.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

The fund posts regularly certain information at https://public.dreyfus.com/insightsideas/
research-articles/splash/DMB.html, including certain asset coverage and leverage ratios (within 5 business days of the last day of each month) and a fact sheet containing certain statistical information (within 15 business days of the last day of each month).

0805SA0819

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      October 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      October 25, 2019

By:         /s/ James Windels

               James Windels

               Treasurer (Principal Financial Officer)

Date:      October 25, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)